DRAFTED BY AND WHEN
RECORDED RETURN TO:

STEVEN J. WEINSTEIN, ESQ.
RIEMER & BRAUNSTEIN LLP
THREE CENTER PLAZA
BOSTON, MASSACHUSETTS 02108


MAIL TAX STATEMENTS TO:


Seven Bulfinch Place, Suite 500
P.O. Box 9507
Boston, Massachusetts 02114
Attn:    Carolyn Tiffany, Chief Financial Officer


              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
              ----------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS that _________________________, a Delaware __________________________ having an address at Seven Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts (hereinafter, together with any successors and assigns, the "Trustor") for consideration paid, hereby grants, conveys, transfers, assigns and sets over unto _________________________________
(hereinafter, the "Trustee"), for the benefit of FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110, as "Agent" under a certain Loan Agreement (hereinafter, the "Loan Agreement") of even date by and among (i) SHELBOURNE RICHMOND COMPANY LLC, a Delaware limited liability company, SHELBOURNE MATTHEWS COMPANY LLC, a Delaware limited liability company, SHELBOURNE LAS VEGAS COMPANY, LLC, a Delaware limited liability company, CENTURY PARK I JOINT VENTURE, a Delaware general partnership, SEATTLE LANDMARK JOINT VENTURE, a Delaware general partnership, TRI-COLUMBUS ASSOCIATES, a Delaware general partnership, each having an address at Seven Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts (singly and collectively, and jointly and severally, as the "Borrower" or the "Borrowers"), (ii) SHELBOURNE PROPERTIES I L.P., a Delaware limited partnership, SHELBOURNE PROPERTIES II L.P., a Delaware limited partnership and SHELBOURNE PROPERTIES III L.P., a Delaware limited partnership, each having an address at Seven Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts, (iii) FLEET NATIONAL BANK, a national banking association, with a place of business at 100 Federal Street, Boston, Massachusetts, 02110 and the other lending institutions which are, or may become, parties to the Loan Agreement (singly and collectively, the "Lenders"), and (iv) FLEET NATIONAL BANK, a national banking association, with a place of business at 100 Federal Street, Boston, Massachusetts, 02110, as agent for itself and such other lending institutions (the "Agent" or "Beneficiary"), WITH THE STATUTORY POWER OF SALE the Trust Property (as defined below) to secure the Obligations (as defined below). This Deed of Trust Security Agreement And Fixture Filing (hereinafter, the "Deed of Trust") is granted pursuant to the terms, provisions and conditions of the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms under the Loan Agreement.

     The terms "Borrower" and "Trustor" shall include wherever the context permits such party's successors and assigns. The terms "Agent" and "Lenders" shall include wherever the context permits such party's successor and assigns as the holder for the time being of this Deed of Trust and the Obligations hereby secured.

     The term "Trust Property" shall mean and include all of the following described property:

     A. Real Estate. The land more particularly described on Exhibit A which is annexed hereto and made a part hereof (hereinafter, the "Land") together with the improvements and other structures now or hereafter situated thereon (such improvements being sometimes called the "Improvements") commonly known as and numbered ______________________________, together with all rights, privileges, tenements, hereditaments, appurtenances, easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto (hereinafter, the "Real Estate");

     B. Fixtures. All real estate fixtures or items which by agreement of the parties may be deemed to be such fixtures, now or hereafter owned by Trustor, or in which Trustor has or hereafter obtains an interest, and now or hereafter located in or upon the Real Estate, or now or hereafter attached to, installed in, or used in connection with any of the Real Estate, including, but not limited to, any and all portable or sectional buildings, bathroom, plumbing, heating, lighting, refrigerating, ventilating and air-conditioning apparatus and equipment, garbage incinerators and receptacles, elevators and elevator machinery, boilers, furnaces, stoves, tanks, motors, sprinkler and fire detection and extinguishing systems, doorbell and alarm systems, window shades, screens, awnings, screen doors, storm and other detachable windows and doors, mantels, partitions, built-in cases, counters and other fixtures whether or not included in the foregoing enumeration (hereinafter, the "Fixtures");

     C. Additional Appurtenances. All bridges, easements, rights of way, licenses, privileges, hereditaments, permits and appurtenances hereafter belonging to or enuring to the benefit of the Real Estate and all right, title and interest of Trustor in and to the land lying within any street or roadway adjoining any of the Real Estate and all right, title and interest of Trustor in and to any vacated or hereafter vacated streets or roads adjoining any of the Real Estate and any and all reversionary or remainder rights (hereinafter, the "Additional Appurtenances");

     D. Awards. All of the right, title and interest of Trustor in and to any award or awards heretofore made or hereafter to be made by any municipal, county, state or federal authorities to the present or any subsequent owners of any of the Real Estate or the Land, or the Improvements, or the Fixtures, or the Additional Appurtenances, or the Leases or the Personal Property, including, without limitation, any award or awards, or settlements or payments, or other compensation hereafter made resulting from (x) condemnation proceedings or the taking of the Real Estate, or the Land, or the Improvements, or the Fixtures, or the Additional Appurtenances, or the Leases or the Personal Property, or any part thereof, under the power of eminent domain, or (y) the alteration of grade or the location or discontinuance of any street adjoining the Land or any portion thereof, or (z) any other injury to or decrease in value of the Trust Property (hereinafter, the "Awards");

     E. Leases. All leases now or hereafter entered into of the Real Estate, or any portion thereof, and all rents, issues, profits, revenues, earnings and royalties therefrom, and all right, title and interest of Mortgagor thereunder, including, without limitation, cash, letters of credit, or securities deposited thereunder to secure performance by the tenants or occupants of their obligations thereunder, whether such cash, letters of credit, or securities are to be held until the expiration of the terms of such leases or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of such terms including, without limitation, the right to receive and collect the rents thereunder (hereinafter, the "Leases");

     F. Purchase and Sale Agreements. All purchase and sale agreements now or hereafter entered into of the Real Estate, or any portion thereof, or any condominium units into which the Real Estate may be converted including, without limitation, cash, letters of credit, or securities deposited thereunder to secure performance by the purchasers of their obligations thereunder (hereinafter, the "Purchase and Sale Agreements"); and

     G. Personal Property. All tangible and intangible personal property now owned or at any time hereafter acquired by Trustor of every nature and description, and used in any way in connection with the Real Estate, the Fixtures, the Additional Appurtenances, Purchase and Sale Agreements, or any other portion of the Trust Property, including, without limitation express or implied upon the generality of the foregoing, all Equipment, Goods, Inventory, Fixtures, Accounts, Instruments, Documents and General Intangibles (as each such capitalized term is defined in the Uniform Commercial Code in effect in the state where the Real Estate is situated) and further including, without any such limitation, the following, whether or not included in the foregoing: materials; supplies; furnishings; chattel paper; money; bank accounts; security deposits; utility deposits; any insurance or tax reserves deposited with Agent; any cash collateral deposited with Agent; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights; plans and specifications; licenses, permits, approvals and other rights; the rights of Trustor under contracts with respect to the Real Estate or any other portion of the Trust Property; signs, brochures, advertising, the name by which the Trust Property is known and any variation of the words thereof, and good will; copyrights, service marks, and all goodwill associates therewith; and trademarks; all proceeds paid for any damage or loss to all or any portion of the Real Estate, the Fixtures, the Additional Appurtenances, any other Personal Property or any other portion of the Trust Property (hereinafter, the "Insurance Proceeds"); all Awards; all Leases; all books and records; and all proceeds, products, additions, accessions, substitutions and replacements to any one or more of the foregoing (collectively, the "Personal Property").

The term "Obligations" shall mean and include:

A. The "Obligations", as such term is defined in the Loan Agreement;

B. The "Guaranteed Obligations", as such term is defined in that certain Guaranty executed of even date by the Trustor in favor of the Agent on behalf of the Lenders (the "Guaranty"); -------- C. The payment, performance, discharge and satisfaction of each covenant, warranty, representation, undertaking and condition to be paid, performed, satisfied and complied with by Trustor under and pursuant to this Deed of Trust, the Loan Agreement, the Guaranty, the Loan Documents, or any other document executed in connection therewith;

D. The payment of all reasonable costs, expenses, legal fees and liabilities incurred by Agent and the Lenders in connection with the enforcement of any of Agent's or any Lender's rights or remedies under this Deed of Trust, the Loan Agreement, the Guaranty, the Loan Documents, or any other instrument, agreement or document which evidences or secures any other obligations or collateral therefor, whether now in effect or hereafter executed; and

E. The payment, performance, discharge and satisfaction of all other liabilities and obligations of Trustor to Agent or any Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, arising under this Deed of Trust, the Loan Agreement, the Guaranty, the Loan Documents, or any other document executed in connection therewith.

     This Deed of Trust is governed by [STATE SPECIFIC STATUTE], inclusive.\

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     Trustor hereby grants to Agent on behalf of Lenders a continuing security interest in all of the Trust Property in which a security interest may be granted under the Uniform Commercial Code as such is in effect in the State of [PROPERTY LOCATION] including, without limitation, the Fixtures, and the Personal Property and the Purchase and Sale Agreements, together with all proceeds and products, whether now or at any time hereafter acquired and whether or not used in any way in connection with the development, construction, marketing or operation of the Real Estate to secure all Obligations.

     This instrument is intended to take effect as a mortgage pursuant [STATE SPECIFIC STATUTE], and this instrument is also a security agreement pursuant to the [LOCATION OF PROPERTY] Uniform Commercial Code and is to be filed with the [_________] County Recorder as a financing statement pursuant to said [STATE SPECIFIC STATUTE].

     Trustor covenants, warrants, represents and agrees with Agent and Lenders, their successors and assigns, that:

1. Title. Trustor has good record and marketable title to the Trust Property and has good right, full power and lawful authority to grant and convey the same in the manner aforesaid; and that the Trust Property is free and clear of all liens, claims and encumbrances, except for the Permitted Exceptions. Trustor shall make any further assurances of title that Agent may in good faith require including, without limitation, such further instruments as may be requested by Agent to confirm the assignment to Agent of all Awards.

2. Performance of Obligations. Trustor shall perform and observe all of its obligations and conditions set forth in each of the Loan Agreement, the Guaranty, this Deed of Trust, the Assignment of Leases and Rents, the Environmental Indemnity, and each of the other agreements, if any, executed by Trustor in connection with the Loan.

3. Protection and Maintenance. Trustor shall protect and maintain, or cause to be maintained, in good and substantial order, repair and tenantable condition at all times, the buildings and structures now standing or hereafter erected on the Trust Property, and any additions and improvements thereto, and all Personal Property now or hereafter situated therein, and the utility services, the parking areas and access roads, and all building fixtures and equipment and articles of personal property now or hereafter acquired and used in connection with the operation of the Trust Property. Trustor shall promptly replace any of the aforesaid which may become lost, destroyed or unsuitable for use with other property of similar character.

4. Insurance Coverages. Trustor shall insure the Trust Property and the operation thereof with such coverages and in such amounts as are required by the provisions of the Loan Agreement and shall at all times keep such insurance in full force and effect and pay all premiums therefor annually, in advance. The original or certified copies of all such policies of insurance (or certificates or binders thereof issued by the insurer in form, content and manner of execution reasonably satisfactory to Agent) shall be delivered to Agent and the Lenders, and Trustor shall deliver to the Agent and the Lenders a new policy or certified copy thereof (or such a certificate) as replacement for an expiring policy (or such a certificate) required to be deposited hereunder together with proof of payment of the premiums therefor annually in advance at least thirty (30) days before the date of such expiration. Trustor hereby irrevocably appoints Agent its true and lawful attorney-in-fact, with full power of substitution, to assign any such policy in the event of the foreclosure of this Deed of Trust.

5. Insurance Proceeds. Subject to the provisions of the Loan Agreement relating to the application of insurance proceeds, which provisions are expressly incorporated by reference herein, the proceeds of any hazard insurance shall be applied to or toward the indebtedness secured hereby in such order as Agent may determine. Notwithstanding anything in this Section 5 to the contrary, however, if the insurer denies liability to Trustor, Trustor shall not be relieved of any obligation under Section 3 of this Deed of Trust.

6. Eminent Domain. Subject to the provisions of the Loan Agreement relating to the application of Awards, which provisions are expressly incorporated by reference herein, any Awards shall be applied to or toward the indebtedness secured hereby in such order as Agent may determine.

7. No Waste; Compliance With Law. Trustor shall not commit or suffer any strip or waste of the Trust Property, or any portion thereof, or any violation of any law, rule, regulation, ordinance, license or permit, or the requirements of any licensing authority affecting the Trust Property or any business conducted thereon, and shall not commit or suffer any demolition, removal or material alteration of any of the Trust Property (except for the replacement of Fixtures and Personal Property in the ordinary course of business, so long as items of comparable value and quality are installed free and clear of liens in favor of any other party), without the express prior written consent of Agent in each instance which consent shall not be unreasonably withheld or delayed, and shall not violate nor suffer the violation of the covenants and agreements, if any, of record against the Trust Property, and in all respects Trustor shall do all things necessary to comply with, and keep in full force and effect all licenses, permits and other governmental authorizations for the operation of the Trust Property for its intended purposes including, without limitation, express or implied, the licenses, permits and authorizations referenced in the Loan Agreement.

8. Environmental and Related Matters; Indemnification. Trustor shall at all times comply with all of the terms, conditions and provisions imposed on the indemnitor under the Environmental Indemnity, and, at Trustor's sole cost and expense, indemnify, exonerate and save harmless Agent, and each of the Lenders and each other Indemnified Party (as defined in the Environmental Indemnity), against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, attorneys' fees and experts' fees and disbursements which may at time (including, without limitation, before or after the discharge or foreclosure of this Deed of Trust) be imposed upon, incurred by or asserted or awarded against Agent or any other Indemnified Party and arising from or out of any of the matters for which indemnification is provided by Trustor pursuant to the Environmental Indemnity or on account of any liability for damage to person or property arising out of any act, omission, negligence or conduct at the Trust Property, or arising or claim to have arisen, out of any act, omission, negligence or conduct of Trustor, or any tenant, occupant or invitee thereof which is in any way related to the Trust Property.

9. Payment of Taxes and Prevention of Liens. Trustor shall pay before delinquent or before any penalty for nonpayment attaches thereto, all taxes, assessments and charges of every nature and to whomever assessed that may now or hereafter be levied or assessed upon the Trust Property or any part thereof, or upon the rents, issues, income or profits thereof or upon the lien or estate hereby created, whether any or all of said taxes, assessments or charges be levied directly or indirectly or as excise taxes or as income taxes. Trustor may apply for tax abatements and prosecute diligently and in good faith claims for refund so long as: (i) no additional taxes, interest thereon or penalties are incurred thereby, (ii) a sufficient tax reserve fund as determined by Agent in good faith has been deposited with Agent, and (iii) no proceedings are instituted to divest Trustor of title to all or any portion of the Trust Property. Except as otherwise provided in the Loan Agreement, Trustor shall pay all sums which, if unpaid, may result in the imposition of a lien on the Trust Property before such lien may attach (except that real estate taxes need not be paid prior to the due date thereof) or which may result in conferring upon a tenant of any part or all of the Trust Property a right to recover such sums as prepaid rent.

10. No Other Encumbrances; No Transfer of Ownership Interests. Except as otherwise permitted under the Loan Agreement, it shall be an Event of Default if, without Agent's prior written consent in each instance, which consent may be granted, withheld or conditionally granted in Agent's sole discretion: (a) there is any sale, conveyance, transfer or encumbrance of, or lien imposed upon, all or any portion of the Trust Property; or (b) there is any transfer or assignment of, or grant of any security interest in, any of the direct ownership interests in Trustor.

11. Agent's and Lenders' Rights. If Trustor shall neglect or refuse: (a) to maintain and keep in good repair the Trust Property or any part thereof as required by this Deed of Trust, or (b) to maintain and pay the premiums for insurance which may be required by this Deed of Trust, or (c) to pay and discharge all taxes of whatsoever nature, assessments and charges of every nature and to whomever assessed, as required by this Deed of Trust, or (d) to pay the sums required to be paid by this Deed of Trust, or (e) to satisfy any other terms or conditions of this Deed of Trust, or any instrument secured hereby, Agent may, at its election in each instance, but without any obligation whatsoever to do so, upon thirty (30) days prior written notice (except in the case of (i) an emergency where there is danger to person or property, or (ii) required insurance coverage would lapse, or (iii) an Event of Default exists, in each of which events no notice shall be required, cause such repairs or replacements to be made, obtain such insurance or pay said taxes, assessments, charges, and sums, incur and pay reasonable amounts in protecting its rights hereunder and the security hereby granted, pay any balance due under any conditional agreement of sale (or lease) of any property included as a part of the Trust Property, and pay any amounts as Agent deems reasonably necessary or appropriate to satisfy any term or condition of this Deed of Trust, which Trustor shall have failed to satisfy, or to remedy any breach of such term or condition, and any amounts or expenses so paid or incurred, together with interest thereon from the date of payment by Agent or the Lenders shall be immediately due and payable by Trustor to Agent and the Lenders at the Default Rate and until paid shall be secured hereby equally and ratably, and the same may be collected as part of said principal debt in any suit hereon. No payment by Agent or the Lenders shall relieve Trustor from any default hereunder or impair any right or remedy of Agent consequent thereon.

12. Tax Reserve and Insurance Reserve. Upon the occurrence of an Event of Default, Trustor shall, upon the request of Agent, pay to Agent such amount as Agent from time to time estimates as necessary to create and maintain a reserve fund from which to pay before the same become due: (a) all taxes, assessments, liens and charges on or against the Trust Property, and (b) all premiums for insurance policies which are required by this Deed of Trust. Such payments, if so requested, shall be invested in a non-interest bearing account which shall be held by Agent as cash collateral, and shall be paid to or for Trustor's benefit as set forth below. Payments from such reserve fund for said purposes may be made by Agent at its discretion even though subsequent owners of the property described herein may benefit thereby. In the event of any Event of Default, any part or all of such reserve fund may be applied, at the option of Agent, to cure any such Event of Default or any part of the indebtedness secured hereby, and, in refunding any part of said reserve fund, Agent may deal with whomever is the record owner of such property at that time. Upon the occurrence of an Event of Default, the amount in such reserve fund, but not in excess of the applicable real estate taxes or insurance premiums then due, shall be paid to the taxing authority or the

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     insurer upon written request of Trustor, provided that such request is accompanied by the applicable current billing from the taxing authority or the insurer.

13. Certain Expenses. If any action or proceeding is commenced, including, without limitation, an action to foreclose this Deed of Trust, to which action or proceeding Agent or any Lender is made a party by reason of the execution of this Deed of Trust, or by reason of any obligation which it secures, or by reason of entry or any other action under this Deed of Trust, or if in Agent's judgment it becomes necessary in connection with legal proceedings or otherwise to defend or uphold the Deed of Trust hereby granted or the lien hereby created or any act taken to defend or uphold the trust hereby granted or the lien hereby created or any act taken under this Deed of Trust, all sums reasonably paid or incurred by Agent or any Lender for the expense of any litigation or otherwise, in connection with any rights created by this Deed of Trust or any other Loan Document, shall be paid by Trustor.

14. Regarding Leases. Except as expressly permitted pursuant to the terms of the Loan Agreement, Trustor shall not modify or amend any Major Lease with respect to the Trust Property without Agent's prior written consent in each instance. As to each Major Lease, Trustor will perform every material obligation of the lessor and, to the extent commercially reasonable, will enforce every material obligation of the lessee in the Major Leases in effect with respect to all or any part or all of the Trust Property. Except as expressly permitted pursuant to the terms of the Loan Agreement, Trustor will not, without the prior written consent of the Agent: (i) cancel any such Major Lease, nor terminate or accept a surrender thereof, or reduce the rent payable thereunder; (ii) accept any prepayment of rent thereunder (except any rent which may be required to be prepaid by the terms of any Lease); or (iii) enter into any new Major Leases. As to all Major Leases, Agent, at its option from time to time, may require that all security deposits and similar funds or security provided by a lessee or occupant be deposited with Agent, or with an escrow agent satisfactory to Agent, subject to the rights of the lessee or occupant, but otherwise subject to a security interest in favor of Agent.

15. Declaration of Subordination. At the option of Agent, which may be exercised at any time or from time to time, by written notice to Trustor and to any applicable tenant, this Deed of Trust shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or condemnation proceeds), to any and all leases of all or any part of the Trust Property upon the execution by Agent and recording or filing thereof, at any time hereafter in the appropriate official records of the county/registry of deeds wherein the Trust Property are situated of a unilateral declaration to that effect.

16. Further Assignment by Trustor. Trustor hereby further assigns to Agent as security for the Obligations the lessor's interests in any or all leases, now or hereafter outstanding, and to the extent it may lawfully do so Trustor's interests in all agreements, contracts, licenses and permits, now or hereafter outstanding, affecting all or any portion of the Trust Property. Trustor shall execute, acknowledge and deliver such further or confirmatory assignments thereof, by instruments in form satisfactory to the Agent, as Agent may reasonably require. Trustor hereby authorizes Agent in the event of foreclosure, to sell and assign said interests to the purchaser at foreclosure, but neither such assignment nor any such future assignment shall be construed as binding Agent to any lease, agreement, contract, license or permit so assigned, or to impose upon Agent any obligations with respect thereto. Trustor hereby irrevocably appoints Agent, or any agent designated by Agent, the true and lawful attorney-in-fact of Trustor, with full power of substitution, to execute, acknowledge and deliver any such assignment on behalf of Trustor which Trustor fails or refuses to do. In the event of any conflict between the provisions of this Section and the provisions of the Collateral

     Assignment of Leases and Rents, the Agent shall have the right, from time to time, to determine which provision shall govern.

17. UCC Filing. Trustor upon Agent's written request shall promptly cause this Deed of Trust and any required financing statements to be recorded and re-recorded, registered and re-registered, filed and re-filed at such times and places as may be required by law or reasonably deemed advisable by Agent to create, preserve or protect the priority hereof and of any lien created hereby upon the Trust Property or any part thereof; and Trustor shall from time to time do and cause to be done all such things as may be reasonably required by Agent, or required by law, including all things which may from time to time be necessary under the Uniform Commercial Code of [LOCATION OF PROPERTY] fully to create, preserve and protect the priority hereof and of any lien created hereby upon said property. Trustor hereby irrevocably appoints Agent, or any agent designated by Agent, the true and lawful attorney-in-fact of Trustor, with full power of substitution, to execute, acknowledge and deliver any such things on behalf of Trustor which Trustor fails or refuses to do.

18. Right to Deal with Successor. Agent may, without notice to any person, deal with any successor in interest of Trustor herein regarding this Deed of Trust in all respects as it might deal with Trustor herein, without in any way affecting the liability hereunder of any predecessor in interest of the person so dealt with; and no sale of the premises hereby secured, nor any forbearance on the part of Agent, shall operate to release, discharge, modify, change or affect the original liability of any predecessor in interest of the equity owner at the time of such sale or forbearance.

19. Acceleration of Debt. If there is an Event of Default, or if an event occurs which pursuant to which entitles Agent or any Lender to exercise its rights and remedies under the Loan Agreement and/or Guaranty, then, at the option of Agent, the entire indebtedness hereby secured shall become immediately due and payable without further notice.

20.  Additional Rights of Agent.

     20.1 Enter and Perform. Trustor authorizes Agent, in addition to all other rights granted by law or by this Deed of Trust, or by any of the other instruments executed herewith, whenever and as long as any Event of Default shall exist and remain uncured, and without notice beyond the notice, if any, required to be given by the terms of such instrument, to enter and take possession of all or any part of the Trust Property and to use, lease, operate, manage and control the same and conduct the business thereof, and perform lessor's obligations under any lease or Trustor's obligations under any other agreement affecting all or any part of the Trust Property, and collect the rents, profits and all receipts of every nature therefrom as Agent shall deem best.

     20.2 Repairs and Improvements. Upon every such entry, Agent may from time to time at the expense of Trustor make all such repairs, replacements, alterations, additions and improvements to the Trust Property as Agent may deem proper, but in no event shall Agent be obligated to do so, and may, but shall not be obligated to, exercise all rights and powers of Trustor, either in the name of Trustor, or otherwise as Agent shall determine. Without limitation express or implied upon the generality of the foregoing, Agent shall have the right to do all things necessary or desirable in order to keep in full force and effect all applicable licenses, permits and authorizations and any amendments thereto.

     20.3 Pay Costs and Expenses. Upon such entry, Agent may, at its option, but without any obligation to do so, do any one or more of the following: pay and incur all expenses necessary or deemed by it appropriate for the holding and operating of the Trust Property, the conduct of any business thereon, the maintenance, repair, replacement, alteration, addition and improvement of the Trust Property, including without limitation payments of taxes, assessments, insurance, wages of employees connected with the Trust Property or any business conducted thereon, charges and reasonable compensation for services of Agent, its attorneys and accountants and all other persons engaged or employed in connection with the Trust Property or of any business conducted thereon and, in addition, Agent, at its option, may, but shall not be obligated to, make payments or incur liability with respect to obligations arising prior to the date it takes possession.

     20.4 Add to Secured Indebtedness. All obligations so paid or incurred by Agent shall be reimbursed or paid for by Trustor upon demand, and prior to the repayment thereof shall be added to the debt secured hereby and shall bear interest at the Default Rate, and shall be secured hereby equally and ratably. Agent may also reimburse itself therefor from the income or receipts of the Trust Property or any business conducted thereon, or from the sale of all or any portion of the Trust Property. Agent may also apply toward any of the Obligations any tax or insurance reserve account, deposit or any sum credited or due from Agent to Trustor without first enforcing any other rights of Agent against Trustor or against any guarantor or against the Trust Property.

     20.5 Attorney-In-Fact. Trustor hereby irrevocably constitutes and appoints Agent, or any agent designated by Agent, for so long as this Deed of Trust remains undischarged of record, as attorney-in-fact of Trustor to execute, acknowledge, seal and deliver all instruments, agreements, deeds, certificates and other documents of every nature and description reasonably required in order to carry out or implement the exercise of Agent's rights hereunder and under the other Loan Documents.

21. Setoff. Trustor hereby grants to Agent and each of the Lenders, a lien, security interest and right of setoff as security for all liabilities and obligations to Agent and the Lenders, whether now existing or hereafter arising, upon and against all of Trustor's right, title and interest to deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any Lender or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. If any payment is not made when due under any of the Loan Documents, after giving regard to applicable grace periods, if any, or if any Event of Default or other event which would entitle Agent or any of the Lenders to accelerate the Loan occurs, without demand or notice, Agent or any Lender may set off the same or any part thereof and apply the same to any liability or obligation of Trustor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE TRUSTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

22. Contest of Laws. Subject to the additional terms and conditions set forth in Section 9.1 of the Loan Agreement, Trustor shall have the right to contest by appropriate legal proceedings, but without cost or expense to Agent or any Lender, the validity of any legal requirements affecting the Trust Property subject to the provisions of the Environmental Indemnity dealing with the right to contest, but only if compliance may be so contested without: (a) the imposition of any charge, lien or liability against the Trust Property, (b) the loss or suspension of any license, right or permit with respect to the Trust Property, and (c) causing any Default. Subject to the foregoing, Trustor may postpone compliance therewith until the final determination of any such proceedings, provided it shall be prosecuted with due diligence and dispatch, and if any lien or charge is incurred, Trustor may, nevertheless, make the contest and delay compliance, provided Agent is furnished with security satisfactory to Agent in its sole

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

     and absolute discretion against any loss or injury by reason of such noncompliance or delay and provided further that the same is and may be done without causing any breach to exist under the Loan Agreement and/or Guaranty or any of the other instruments executed therewith.

23. Notices. Any demand, notice or request by either party to the other shall be given in the manner provided therefor in the Loan Agreement.

24. Agent/Lender Not Obligated; Cumulative Rights. Nothing in this instrument shall be construed as obligating Agent or any Lender to take any action or incur any liability with respect to the Trust Property or any business conducted thereon, and all options given to Agent are for its benefit and shall and may be exercised in such order and in such combination as Agent in its sole discretion may from time to time decide.

25. Severability. In case any one or more of the provisions of this Deed of Trust, the Loan Agreement, the Guaranty, the Assignment of Leases and Rents, the Environmental Indemnity, or any other agreement now or hereafter executed in connection with any one or more of the foregoing are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof. Each of the provisions of every such agreement, document or instrument shall be enforceable by Agent to the fullest extent now or hereafter not prohibited by applicable law.

26. No Waiver. No consent or waiver, express or implied, by Agent to or of any Default shall be construed as a consent or waiver to or of any other Default at the same time or upon any future occasion.

27. Statutory Condition and Power of Sale. This Deed of Trust is upon the condition that all covenants and agreements of, and conditions imposed upon, Trustor contained herein, in the Loan Agreement, in the Guaranty, and the other instruments and agreements evidencing or securing the Obligations secured hereby shall be kept and fully performed, for any breach of which (remaining uncured beyond the grace period, if any, provided herein or in the Loan Agreement) Agent shall have the STATUTORY POWER OF SALE, granted pursuant to [STATE SPECIFIC STATUTE], et seq., and upon the further condition that upon default (remaining uncured as aforesaid) Agent shall have as to the Personal Property all the rights and remedies of a Secured Party under the Uniform Commercial Code as now in effect in the State of [LOCATION OF PROPERTY], including, but not limited to, the option to proceed as to-both the Real Estate and Personal Property under the law relating to foreclosure of real estate mortgages, and such further remedies as from time to time may hereafter be provided in [LOCATION OF PROPERTY] for a Secured Party, and upon the further condition that all rights of Agent under this Deed of Trust and the other instruments executed herewith as to the Personal Property and the Real Estate may be exercised together or separately and, at Agent's discretion, in connection with the exercise by Agent of its rights under any one or more of the instruments executed herewith.

     In exercising its power of sale under this instrument, Agent may sell the Personal Property, or any part thereof, either separately from or together with the Real Estate and the balance of the Trust Property, or any part thereof, either as one parcel or unit or in such separate parcels or units, all as Agent may in its discretion elect; and may so sell the Trust Property, or the Real Estate, as one parcel or unit or in such separate parcels or units, all as Agent may in its discretion elect; and may so sell the Trust Property or any part thereof either separately from or together with the whole or any part of other collateral which ' may constitute security for any obligation secured by the Trust Property, also as Agent may in its discretion elect. In the event of any separate sale of Personal Property, Agent will give to Trustor reasonable notice of the time and place of any public sale or of the time after which any private sale or other intended disposition thereof is to be made, and such requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the address of Trustor as provided in this Deed of Trust at least ten (10) days before the time of the sale or other disposition.

28. Waivers By Trustor. Trustor, to the fullest extent that Trustor may do so, hereby: (a) agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay or extension, or any redemption after foreclosure sale, and waives and releases all rights of redemption after foreclosure sale, valuation, appraisement, or stay of execution, notice of election to mature or declare due the debt secured hereby; and (b) waives all rights to a marshalling of the assets of Trustor, including the Trust Property, or to a sale in inverse order of alienation in the event of a sale hereunder of the Trust Property, and agrees not to assert any right under any statute or rule of law pertaining to the marshalling of assets, sale in inverse order of alienation, or other matters whatever to defeat, reduce or affect the right of Agent under the terms of this Deed of Trust to a sale of the Trust Property.

29. Certification. The undersigned hereby certify/certifies that Trustor is a duly organized, validly existing general partnership, organized and in good standing under the laws of Delaware, and that the execution and delivery hereof and of all of the other instruments executed herewith by Trustor have been duly authorized and are in full force and effect.

30. Business Loan: Not Personal Residence. Trustor covenants, warrants and represents that all of the proceeds of the Loan secured hereby shall be used for business or commercial purposes, none of the proceeds of the Loan secured hereby shall be used for personal, family or household purposes, and that no individual liable for the Loan resides or intends to reside in any portion of the Trust Property.

31. Headings. Headings and captions in this Deed of Trust are for convenience and reference only and the words and phrases contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of any of the provisions hereof.

32. Time of Essence. Time shall be of the essence of each and every provision of this Deed of Trust and each of the other instruments executed herewith.

33.  Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial.

     33.1 Substantial Relationship. It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

     33.2 Place of Delivery. Trustor agrees to furnish to Agent at the Agent's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

     33.3 Governing Law. This Deed of Trust, except as otherwise provided in
Section 33.4 and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

     33.4 Exceptions. Notwithstanding the foregoing choice of law:

         (1) matters relating to the creation, perfection, priority and enforcement of the liens on and security interests in the Trust Property or other assets situated in the State of [LOCATION OF PROPERTY], including by way of illustration, but not in limitation, actions for foreclosure, for injunctive relief, or for the appointment of a receiver, shall be governed by the laws of the State of [LOCATION OF PROPERTY];

         (2) Agent and each of the Lenders shall comply with applicable law in the State of [LOCATION OF PROPERTY] to the extent required by the law of such jurisdiction in connection with the foreclosure of the security interests and liens created under the Deed of Trust and the other Loan Documents with respect to the Trust Property or other assets situated in the State of [LOCATION OF PROPERTY]; and

         (3) provisions of Federal law and the law of the State of [LOCATION OF PROPERTY] shall apply in defining the terms Hazardous Materials, Environmental Legal Requirements and Legal Requirements applicable to the Trust Property as such terms are used in this Deed of Trust, the Environmental Indemnity and the other Loan Documents.

     Nothing contained herein or any other provisions of the Loan Documents shall be construed to provide that the substantive laws of the State of [LOCATION OF PROPERTY] shall apply to any parties' rights and obligations under any of the Loan Documents, which, except as expressly provided in clauses (i), (ii) and (iii) of this Section 33.4., are and shall continue to be governed by the substantive law of the Commonwealth of Massachusetts, except as set forth in clauses (i), (ii) and (iii) of this Section 33.4. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of the State of [LOCATION OF PROPERTY] is not intended, nor shall it be deemed, in any way, to derogate the parties, choice of law as set forth or referred to in this Deed of Trust or in the other Loan Documents. The parties further agree that the Agent may enforce its rights under the Loan Documents including, but not limited to, its rights to sue the Trustor or to collect any outstanding indebtedness in accordance with applicable law.

     33.5 Consent to Jurisdiction. Trustor hereby consents to personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts and the State of [LOCATION OF PROPERTY].

     33.6 JURY TRIAL WAIVER. TRUSTOR, AGENT, AND EACH OF THE LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS DEED OF TRUST, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR TRUSTOR, AGENT AND EACH OF THE LENDERS TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be duly executed as a sealed instrument as of the 19th day of February, 2003.


                              TRUSTOR:
                                      ------------------------------------------
                                      a Delaware limited liability company

                                      By:  Shelbourne Properties ____ L.P.
                                           member

                                           By:  Shelbourne Properties _____ GP,
[LLC][Inc.],
                                                General Partner

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:





                          COMMONWEALTH OF MASSACHUSETTS

                    , ss.                                      February 19, 2003

     I, ___________________________, a Notary Public for the above County and Commonwealth, do hereby certify that __________________, the ____________________ of Shelbourne Properties _____GP, [LLC][Inc.], which is the General Partner of Shelbourne Properties ___ L.P., which is the Managing Member of _________________, personally appeared before me this day and being first duly sworn, acknowledged the due execution of the foregoing instrument to be such person's free act and deed and the free act and deed of Shelbourne Properties ___ GP, [LLC][Inc.], on behalf of ________________________.



                                                --------------------------------
                                                                 , Notary Public
                                                My Commission Expires:




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                                   EXHIBIT "A"
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                                LEGAL DESCRIPTION
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